                                                                         EX-23.1
                                                                         Consent

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Annual Report on Form 10-K for the year ended December 31, 2002, of our report dated February 8, 2003, appearing in the Registration Statement on Form S-8 (File No. 33-335606,
effective April 26, 2000) of WebFinancial Corporation and Subsidiaries filed with the Securities and Exchange Commission pursuant to the Securities Act of
1933.

/s/GRANT THORNTON LLP

Salt Lake City, Utah
March 20, 2003